Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
ACCELRYS, INC.
at
$12.50 NET PER SHARE
Pursuant to the Offer to Purchase dated February 13, 2014
by
3DS ACQUISITION CORP.,
a wholly owned direct subsidiary of
DASSAULT SYSTEMES AMERICAS CORP.,
aa wholly owned indirect subsidiary of
DASSAULT SYSTÈMES SA

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON THURSDAY, MARCH 13, 2014, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)(1)	Total Number of Shares Evidenced by Certificate(s)(1)	Total Number of Shares Tendered(2)

Total Shares

(1)	Need not be completed by stockholders tendering uncertificated Shares or by book-entry transfer.
(2)	Unless otherwise indicated, it will be assumed that all Shares listed above are being tendered. See Instruction 4 below.

PLEASE SCAN TO CA MANDATORY ACCL TO1

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to Computershare Trust Company, N.A. (the "Depositary"). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below, if required. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        Delivery of documents to the Book-Entry Transfer Facility (as defined below) does not constitute delivery to the Depositary.

        The Offer (as defined below) is not being made to (nor will tender of Shares (as defined below) be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

        This Letter of Transmittal is to be used by stockholders of Accelrys, Inc., a Delaware corporation, ("Accelrys"), if (i) certificates evidencing Shares ("Share Certificates") are to be forwarded herewith, (ii) uncertificated Shares are being tendered or (iii) unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

        Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, or who otherwise cannot deliver all required documents to the Depositary before the Offer expires, must tender their Shares pursuant to a Notice of Guaranteed Delivery according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2.

Additional Information if Share Certificates Have Been Lost, if Shares are being Delivered by
Book-Entry Transfer or if Shares are being Delivered Pursuant to a Notice of Guaranteed Delivery

        If any Share Certificate(s) evidencing Shares that you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact American Stock Transfer & Trust Company, LLC (the "Transfer Agent"), at (800) 937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will be required to post a bond and to permit timely processing of any necessary documentation. See Instruction 11.

☐
Check here if tendered Shares are being delivered by book-entry transfer to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐
Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, and complete the following:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, provide the following:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to 3DS Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned direct subsidiary of Dassault Systemes Americas Corp., a Delaware corporation ("Parent") and a wholly owned indirect subsidiary of Dassault Systèmes SA, a French corporation with limited liability ("Dassault Systèmes SA"), the above described shares of common stock, par value $0.0001 per share ("Shares"), of Accelrys, Inc., a Delaware corporation ("Accelrys"), pursuant to Purchaser's offer to purchase (the "Offer") all the issued and outstanding Shares, at a price per Share of $12.50, net to the seller in cash, without interest (such amount, as it may be adjusted from time to time on the terms and subject to the conditions set forth in the Agreement and Plan of Merger dated as of January 30, 2014, among Parent, Purchaser and Accelrys, the "Offer Price"), and subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 13, 2014 (the "Offer to Purchase"), the receipt of which is hereby acknowledged, and in this Letter of Transmittal.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and effective upon the acceptance for payment of Shares validly tendered herewith and not validly withdrawn in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares (and any and all Distributions) tendered by this Letter of Transmittal), to (i) deliver certificates evidencing such Shares ("Share Certificates") (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Accelrys and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Bernard Charlès, Thibault de Tersant and Deborah Dean, and each of them, and any other designees of Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (i) vote at any annual or special meeting of Accelrys' stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and coupled with an interest in the Shares (and any and all Distributions), and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Accelrys' stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer all Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of all Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of any Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to Purchaser, may deduct from the purchase price of Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, upon the terms and subject to the conditions of any such extension or amendment).

        Unless otherwise indicated under "Special Payment Instructions" below, please issue the check for the purchase price of all Shares accepted for payment and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares accepted for payment and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment to the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

  Issue check and/or certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates evidencing Shares not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail check and/or certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

IMPORTANT

STOCKHOLDER: SIGN HERE
(Please complete and return the attached Substitute Form W-9 below)

Signature(s) of Holder(s) of Shares

Dated:	, 2014

Name(s):
(Please Print)

Capacity (full title) (See Instruction 5):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith):

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)
(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated:	, 2014

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed if (a) Share Certificates are to be forwarded herewith, (b) uncertificated Shares held in book-entry form on the books of the Transfer Agent are being tendered or (c) unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. The following must be received by the Depositary at one of its addresses set forth herein before the Offer expires: (A) if Shares being tendered are certificated, (1) this Letter of Transmittal, properly completed and duly executed, (2) Share Certificates evidencing such Shares, in proper form for transfer, and (3) any other documents required by this Letter of Transmittal, (B) if Shares being tendered are uncertificated and held in book-entry form on the books of the Transfer Agent, (1) this Letter of Transmittal, properly completed and duly executed, and (2) any other documents required by this Letter of Transmittal and (C) if Shares are being tendered by book-entry transfer, (1) a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase), (2) this Letter of Transmittal, properly completed and duly executed, or an Agent's Message and (3) any other documents required by this Letter of Transmittal. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, or who otherwise cannot deliver all required documents to the Depositary before the Offer expires, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary at one of its addresses set forth herein before the Offer expires and (iii) the following must be received by the Depositary at one of its addresses set forth herein within three trading days after the date of execution of such Notice of Guaranteed Delivery: (A) if Shares being tendered are certificated, (1) this Letter of Transmittal, properly completed and duly executed, (2) Share Certificates evidencing such Shares, in proper form for transfer, and (3) any other documents required by this Letter of Transmittal, (B) if Shares being tendered are uncertificated and held in book-entry form on the books of the Transfer Agent, (1) this Letter of Transmittal, properly completed and duly executed, and (2) any other documents required by this Letter of Transmittal, and (C) if Shares are being tendered by book-entry transfer, (1) a Book-Entry Confirmation, (2) this Letter of Transmittal, properly completed and duly executed, or an Agent's Message and (3) any other documents required by this Letter of Transmittal. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany such Share Certificates.

        The method of delivery of this Letter of Transmittal, any Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

        4.    Partial Tenders.    If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary or any book-entry position are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Total Number of Shares Tendered." In such case, a new Share Certificate or a new book-entry position for the remainder of Shares evidenced by the old Share Certificate or book-entry position, as applicable, will be sent to or established for, as applicable, the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box in this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares evidenced by Share Certificates or book-entry positions delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

          (a)    Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates for such Shares (or, if Shares are uncertificated, as written on the books of the Transfer Agent) without alteration, enlargement or any change whatsoever.

          (b)    Joint Holders.    If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

          (c)    Different Names on Certificates.    If any Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

          (d)    Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates for such Shares or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, Share Certificates for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person to so act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable to the tendering holder(s). If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

        8.    Substitute Form W-9; Backup Withholding; Taxpayer Identification Number.    Under U.S. federal income tax law, if you tender your Shares, you generally are required to furnish the Depositary either (i) a properly completed Internal Revenue Service ("IRS") Form W-9 or Substitute Form W-9 (which is included below) with your correct Taxpayer Identification Number ("TIN"), if you are a "U.S. Holder" (as defined in Section 5 of the Offer to Purchase), or (ii) a properly completed appropriate IRS Form W-8, if you are not a U.S. Holder.

        Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. If you have been notified by the IRS that you are subject to backup withholding, you must cross out item (2) of the Certification box in Part 2 of the Substitute Form W-9, unless you have since been notified by the IRS that you are no longer subject to backup withholding. You will be subject to backup withholding at a rate of 28% on all reportable payments made to you pursuant to the Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the IRS tells the requester that you furnished an incorrect TIN, (iv) the IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return or (v) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for further guidance on whether you are an exempt payee.

        Backup withholding is not an additional tax. You may credit any amounts withheld against your regular U.S. federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.

        If you have not been issued a TIN and have applied for one or intend to apply for one in the near future, you should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all reportable payments until you provide a TIN to the Depositary, or otherwise establish an exemption from backup withholding.

        You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and you submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary or from the IRS at its website (www.irs.gov). You should consult a tax advisor to determine which IRS Form W-8 is appropriate for you. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for further instructions.

        If you fail to furnish your correct TIN to the Depositary, you are subject to a penalty of $50 imposed by the IRS for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

        9.    Irregularities.    All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, which determinations shall be final and binding on you. Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares by any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. None of Dassault Systèmes SA , Parent, Purchaser, Accelrys, the Depositary, the Dealer Manager (as defined in the Offer to Purchase), the Information Agent (as defined in the Offer to Purchase) or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        10.    Requests for Assistance or Additional Copies.    Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

        11.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

        This Letter of Transmittal, properly completed and duly executed, together with all other required documents (including any Share Certificates representing Shares being tendered or any required confirmation of book-entry transfer, as applicable), must be received before 12:00 midnight, New York City time, at the end of the day on Thursday, March 13, 2014, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

United States Federal Income Tax

        Under U.S. federal income tax law, a stockholder who is a U.S. Holder surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding at a rate of 28%.

        Certain stockholders (including, among others, all corporations (other than certain S corporations) and certain foreign individuals and entities) are generally not subject to these backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to his or her exempt status. An appropriate IRS Form W-8 can be obtained from the Depositary or from the IRS at its website (www.irs.gov). Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for such exemption.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of any reportable payments made to a stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all reportable payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary's receipt of the Certificate of Awaiting Taxpayer Identification Number.

PAYER'S NAME: Computershare Trust Company, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number ("TIN")

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
CHECK APPROPRIATE BOX:
☐ Individual/Sole Proprietor
☐    C Corporation
☐    S Corporation
☐    Partnership
☐    Trust/estate
☐    Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)
	☐ Other (see instructions)	Social Security Number or Employer Identification Number Part 3 Awaiting TIN ☐ Part 4 Exempt ☐

Please fill in your name and address below	Part 2—Certification—Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Name Business name/disregarded entity name, if different from above Address (Number and Street)

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). If you are exempt from backup withholding, check the box in Part 4 above.
City, State and Zip Code	SIGNATURE	DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

Signature	Date	, 2014

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER ("TIN") TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*

For this type of account:			Give name and EIN of:

7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity(4)
9.	Corporate or LLC electing corporate status on IRS Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*
Grantor also must provide a Form W-9 to trustee of trust.

Note.    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

          OBTAINING A NUMBER

        If you do not have a TIN or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

          PAYEES EXEMPT FROM BACKUP WITHHOLDING

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a), any IRA where the payor is also the trustee or custodian, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

        Payees that may be exempt from backup withholding include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

  •
  An entity registered at all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

  •
  Payments described in section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to an individual.

        Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments, other than interest, dividends, and patronage dividends, which are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Internal Revenue Code of 1986, as amended (the "Code"). All section references above are to the Code.

        PRIVACY ACT NOTICE—Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

          PENALTIES

        (1)   PENALTY FOR FAILURE TO FURNISH TIN—If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

        Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (888) 750-5834
Banks and Brokers may call collect: (212) 750-5833

The Dealer Manager for the Offer is:

Foros Securities LLC
461 Fifth Avenue, 17th Floor
New York, NY 10017
(212) 340-7000